Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Hwang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, AmbiCom Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of AmbiCom Holdings, Inc.

Date: November 14, 2014	/s/ John Hwang
Name: John Hwang
Title: Chief Executive Officer, Chief Financial Officer and Director
(Principal Executive, Financial and Accounting Officer)